UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2003

CNET Networks, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-20939	13-3696170
(Commission File Number)	(IRS Employer Identification Number)

235 Second Street
San Francisco, CA    94105

(Address of principal executive offices including zip code)

(415) 344-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1 Press release dated April 23, 2003 by CNET Networks, Inc.

ITEM 9. REGULATION FD DISCLOSURE (the following discussion is furnished under "Item 12. Results of Operations and Financial Conditions")

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Conditions," is furnished under "Item 9. Regulations and FD Disclosure".

On April 23, 2003, CNET Networks, Inc. (CNET) announced via press release CNET's preliminary results for its first quarter ended March 31, 2003. A copy of CNET's press release is attached hereto as exhibit 99.1. This form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

For additional risks about CNET's business, see its Annual Report on Form 10-K for the year ended December 31, 2002 and subsequent Forms 8-K, including disclosures under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are filed with the Securities and Exchange Commission and are available on the SEC's website at www.sec.gov.

EXHIBIT INDEX

Exhibit
Number     Title

99.1            Press release dated April 23, 2003 by CNET Networks, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2003

CNET Networks, Inc.

By: /s/ DOUGLAS N. WOODRUM

Name: Douglas N. Woodrum
Title: Chief Financial Officer